UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2011

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.        Submission of Matters to a Vote of Security Holders.

On September 16, 2011, Casey’s General Stores, Inc. (the “Company”) held its 2011 annual meeting of shareholders (the “Annual Meeting”). In addition to the election of two Class I directors, three other proposals were acted upon at the Annual Meeting, each of which is described briefly below and in detail in the Company’s definitive proxy statement for the Annual meeting (the “Proxy Statement”). The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as follows:

1. The following nominees for Class I directors were elected to serve three-year terms expiring in 2014 by a plurality of the votes cast at the Annual Meeting:

Nominee	For	Authority Withheld	Broker Non-Votes

Robert J. Myers	24,138,832	10,439,961	2,047,465
Diane C. Bridgewater	24,126,458	10,451,885	2,047,465

2. The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending April 30, 2012 was ratified by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
36,185,543	381,231	59,033	-0-

3. In an advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement, the compensation of the Company’s named executive officers was approved by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
32,131,706	1,352,563	1,094,073	2,047,465

4. The frequency of “1 Year” for future advisory votes on named executive officer compensation was approved by a plurality of the votes cast at the Annual Meeting:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
29,728,418	311,908	3,391,864	1,146,152	2,047,465

In accordance with the recommendation of the Board of Directors set forth in the Proxy Statement, and the voting results from the Annual Meeting, the Company will hold an advisory vote on named executive officer compensation annually through 2017, when the next shareholder vote on the frequency of “say-on-pay” votes is required under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company’s shareholders.

Item 7.01.        Regulation FD Disclosure.

The prepared remarks delivered by the Chief Executive Officer and three other executive officers of the Company at the Annual Meeting are attached hereto as Exhibit 99.1 and incorporated by reference.

The information contained in this Item is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

(c)	Exhibits.

The exhibit accompanying this report is listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: September 19, 2011	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Description

99.1	Transcript of prepared remarks delivered at Annual Meeting of shareholders of Casey’s General Stores, Inc. on September 16, 2011.